pen inc.


CLARITY
AR





Investor Presentation
June 2016

Safe Harbor Statement

This presentation contains certain forward-looking statements that we believe are within the meaning of the federal securities laws. For this purpose, any statements that are not statements of historical fact may be deemed to be forward-looking statements, including the regarding our strategy, future operations, future expectations or future estimates, financial position and objectives of management. Those statements containing the words “believes,” “anticipates,” “plans,” “expects” and similar expressions constitute forward-looking statements, although not all forward-looking statements contain such identifying words.

These forward looking statements are based on our current expectations and are subject to a number of risks, uncertainties and assumptions relating to our operations, results of operations, competitive factors, shifts in market demand and other risks and uncertainties. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of the assumptions could be inaccurate and actual results may differ from those indicated by the forward-looking statements included in this presentation. In light of the significant uncertainties inherent in the forward-looking statements included in this presentation, you should not consider the inclusion of such information as a representation by us or anyone else that we will achieve such results. More information about potential risk factors that could affect our business, products, and financial results are included in our annual report on Form 10-K for the fiscal year ended December 31, 2014, and in reports subsequently filed by us with the Securities and Exchange Commission ("SEC"). Moreover, we assume no obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

PEN: Company Overview

- Groundbreaking consumer and industrial products nanotechnology company (OTCQB: PENC)
- Roll up of nanotechnology pioneers Nanofilm Ltd. and Applied Nanotech, Inc. in August 2014
- 30 years experience commercializing products enabled by nanotechnology
- Portfolio of 25 products in the areas of health, safety and sustainability
- IP and talent for future product development
- Headquartered in Miami, FL with facilities in Valley View, OH and Austin, TX

Investment Highlights

- IP and R&D talent drive new product development
- Leap in innovation from 2014 business combination
- Experience taking products to commercial reality
- Products command high profit margins
- Growth strategy focused on value creation

Proven Portfolio of High Margin Products



CLARITY
DEFOG it
STOP THE INJURIES
YOU NEVER SAW COMING
The BEST Performing
Anti Fog on the Market
Trusted by Military Forces, Safety Professionals,
and Athletes Worldwide

- Solid market position and respected brands
- 25 commercial and industrial products
- Flagship products: Ultra Clarity® eyeglass cleaners and Defog It™ anti-fog products
- Gross margins ~40% - 45%
- Other product categories:
  - Precision injection/mold release treatments
  - Surface treatments for high voltage insulators
  - Mar and stain-resistant treatments
  - Protective and water repelling coatings
  - Thermal management materials
  - Printable inks and pastes



CLARITY AR
nothing
CLEANS
better!
Specially formulated for superior cleaning of AR lenses
LENS CLEANERS
ULTRACLARITY
optician trusted for
30
YEARS
COLTS Laboratories approved
USA

CLARITY™ Brand Expansion: New Products, Categories and Channels

- New CLARITY™ branded products
  - CLARITY™ ADVANCED 6:1 cleaner targeting consumer electronics category
  - CLARITY™ FREE alcohol free eyeglass cleaner
- Expanding into mass market retail channel
  - Targeting national drug store chains, consumer electronics retailers and sporting goods stores
  - Distribution agreement with well-known regional grocery chain
  - CLARITY™ AR lens cleaner and CLARITY DEFOG IT™ available in up to 200 outlets in Northeastern US



Lens & Screen Cleaner
CLARITY ADVANCED
lens & screen
30
Microfiber Cloth

CLARITY™
FREE
Lens Cleaner



CLARITY
FREE

PEN Design Center

- Located in Austin, Texas
- Focused on new product R&D for PEN and contract R&D for government and private entities
- 20+ years of nanotechnology R&D expertise
- IP portfolio with 75 patents in a broad range of technical areas
- Latest breakthroughs
  - Graphene foils used in medical imaging
  - Multifunctional inkjet copper ink used in 3D printed electronics






Redefining Healthy Surfaces: HALO Surface Protector

- Environmentally friendly surface protector and fortifier
- Uses the natural antimicrobial properties of copper salt at the nanometer scale
- Protects surfaces against bacteria, germs and viruses
- Consumers want safe and effective solutions that protect against pathogens without using harsh chemicals
- Potential first-in-category product in household surface care products market




Wood
Tile
Iron
Granite
Steel
Marble
Glass
Plastic


HALO

Manufacturing Capabilities

- 50,000 square-foot facility in Valley View, Ohio
- Fill and package over 500,000 units per week
- Manufactures all formulations in-house to ensure quality control and protect technology



Bottle Line



Individual Foil Packaging Line

Experienced Management Team

Dr. Scott E. Rickert: Chairman of the Board, CEO, President

- 25 years of experience in commercialization of nanotechnology-enabled products
- Founded Nanofilm in 1985, launched his first commercial product within two years
- B.S. from Cornell University and a Ph.D. from Case Western Reserve University

Adam Wasserman: Chief Financial Officer

- B.S. in Accounting from the State University of New York at Albany
- Certified Public Accountant

Jeanne M. Rickert: Chief Administrative Officer, General Counsel, Director

- Joined Nanofilm as General Counsel in 2014, Partner of Jones Day for 25 years
- B.S. degree from Cornell University and law degree from Case Western Reserve University

Experienced Management Team

Dr. Zvi Yaniv: Vice President Strategic Innovation

- Globally recognized scientist and innovator with over 300 patents
- Degrees in physics, mathematics, and electro-optics as well as a Ph.D. in Physics

Dr. Richard Fink: President Applied Technology

- Over 20 years experience managing every aspect of a nanotechnology research company and holds over 25 patents
- B.S. in Engineering Physics from South Dakota State University, M.S. and Ph.D. in Physics from University of Illinois

Dr. Krish Rao: President Nanofilm

- 30 years experience in managing development of new products in the chemical industry and holds four patents
- B.S. and M.S. in Chemical Engineering from Indian Institute of Technology, and a Ph.D. in Materials Science and Engineering from University of Utah

Financial Summary

In US dollars (except share amounts)	2014[1]	2015	Q1'2015	Q1' 2016
Product revenue	9,177,568	7,920,148	2,437,314	1,693,426
R&D services revenue	772,909	1,764,924	630,427	285,735
Total revenues	9,950,477	9,685,072	3,067,741	1,979,161
Gross profit	5,650,116	6,344,133	1,152,638	731,124
Gross profit margin	43.2%	34.5%	37.6%	36.9%
Gross profit product segment	45.4%	42.4%	42.3%	44.8%
Operating expenses[2]	4,657,035	4,893,091	1,312,188	876,398
Net loss (non-GAAP)[3]	(437,110)	(1,681,196)	(185,392)	(119,935)
Net loss per share (non-GAAP)[3,4]	(0.20)	(0.57)	(0.06)	(0.04)
Weighted avg shares – diluted[4]	2,203,563	2,974,847	2,967,870	2,997,646
Cash (end of period)	464,735	262,519	173,733	135,213

1- 2014 includes financial results from Applied Nanotech Inc from the date of the business combination on August 27, 2014
2- Operating expenses for 2014 and 2015 exclude impairment of intangible assets of $188,051 and $1,933,144 in Q4 2014 & 2015
3- Non-gaap net loss for 2014 and 2015 exclude impairments of intangible assets – see Appendix 3 for reconciliation to GAAP
4- Share and per share information has been adjusted to reflect a 1-for-180 reverse stock split effective January 26, 2016

pen inc.

Growth Strategy = Value Creation

Commercial Market Value

- Identify growing markets with unmet needs
- Create innovative, best-in-class products in new categories
- Expand existing brands into new channels

Product Value

- Leverage rich IP portfolio and nanotechnology expertise
- Develop effective products which use nature's methods to keep us safe
- New brand families in health, safety and sustainability

Investor Value

- Capture first-to-market categories
- Preserve pricing power and margins

Thank you!

Investor Relations Contact
Elaine Ketchmere
844-273-6462
ir@pen-technology.com
www.penc.us

SEC Attorney:
Legal & Compliance LLC

Auditor:
Salberg & Company, P.A

Appendix 1: Corporate Structure

PEN Inc.
a Delaware Corporation

- **Nanofilm, Ltd.**
  an Ohio LLC
- **Applied Nanotech, Inc.**
  a Delaware Corporation
- **PEN Technology LLC**
  a Florida LLC

Appendix 2: Equity Overview and Ownership

- Symbol PENC
- Exchange OTCQB
- Price (May 24, 2016) $2.99
- Market Cap $9.0 million

Equity Shares Overview (shares in thousands)	Authorized	Outstanding[1]	Voting Rights	Ownership %	Voting %
Total Common Equity Shares[2]	10,000.0	2,999.4			
Class A Common Stock	7,200.0	1,340.5	1:1	44.8%	0.9%
Class B Common Stock	2,500.0	1,396.3	100:1	46.5%	99.1%
Class Z Common Stock	300.0	262.6	None[3]	8.7%	0.0%
Blank Check Preferred	20,000	0	N/A	N/A	N/A

1 – As of March 31, 2016
2 – There are options outstanding as well as stock appreciation rights and equity credits; they are not material.
3 – Class Z holder has right to appoint board member and vote on changes that would affect his rights.

Appendix 3: Reconciliation of Non-GAAP Financial Measures

	Full Year 2014	Full Year 2015
Operating Expenses	$6,590,179	$5,081,142
Add back: impairment of intangible assets	$1,933,144	$188,051
Adjusted non-GAAP operating expenses	$4,657,035	$4,893,091
Net Loss	($2,370,254)	($1,869,247)
Add back: impairment of intangible assets	$1,933,144	$188,051
Adjusted non-GAAP net loss	($437,110)	($1,681,196)
Weighted average shares – basic and diluted	2,203,563	2,974,847
Adjusted EPS – basic and diluted	($0.20)	($0.57)